EXHIBIT 10.70

AMENDMENT TO EXPORT LOAN AGREEMENT
THIS AMENDMENT TO EXPORT LOAN AGREEMENT (this “Amendment”) between JPMorgan Chase Bank, N.A. (“Lender”) and FuelCell Energy, Inc., a corporation organized and existing under the laws of Delaware (“Borrower”), is made and executed as of June 23, 2015.
RECITALS
WHEREAS, Borrower and Lender are parties to that certain Export Loan Agreement dated as of August 1, 2014 (as it may be amended, modified, supplemented or restated, the “Loan Agreement”); and
WHEREAS, Borrower and Lender desire to amend the terms of the Loan Agreement to extend the period during which the Lender may incur Credit Accommodations under the Loan Agreement, on the terms and conditions and as set forth herein.
NOW, THEREFORE, in consideration of the above premises, the mutual agreements set forth below, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Loan Agreement is hereby amended as hereinafter set forth.

ARTICLE 1
DEFINITIONS AND EFFECTIVENESS
1.1 Capitalized terms used in this Amendment to the extent not otherwise defined herein shall have the meanings given them in the Loan Agreement.

1.2 The effectiveness of this Amendment is subject to (i) receipt by Lender of a counterpart of this Amendment duly executed by Borrower; (ii) receipt by Lender of the new Note duly executed by Borrower (whereupon Lender shall return the original note described therein to Borrower); (iii) receipt by Lender of payment of the additional Ex-Im Bank facility fee in the amount of Twenty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($23,333.33); and (iv) the condition precedent that Lender shall be satisfied in Lender’s sole discretion that all notices and acknowledgements requisite to maintaining the guaranty of the Ex-Im Bank shall have been obtained in form and substance satisfactory to Lender.

ARTICLE 2
AMENDMENT
2.1 Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Note” in its entirety as follows:
“Note” shall mean the promissory note dated June 23, 2015 in the original principal amount of Four Million and No/100 Dollars ($4,000,000) executed by Borrower and payable to Lender evidencing the outstanding principal balance of the Disbursements, together with all renewals, extensions, modifications, refinancings and consolidations of and substitutions for such promissory note.

EXHIBIT 10.70

2.2 Loan Authorization Notice. The Loan Authorization Notice is hereby amended by amending the definition of “Final Disbursement Date” in Paragraph 10 of the Loan Authorization Notice to read “November 28, 2015.”

All references to the Loan Authorization Notice in the Loan Agreement, including without limitation such references in the definitions of Maturity Date and the Stated Final Disbursement Date set forth in Section 1.1 of the Loan Agreement and in the Borrower Agreement, as of the date hereof, shall be to the Loan Authorization Notice as amended hereby.

ARTICLE 3
MISCELLANEOUS
3.1 Borrower represents and warrants to Lender that after giving effect to this Amendment: (a) all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct on the date hereof as though made on and as of such date, (b) no Default has occurred and is continuing as of the date hereof, (c) the execution, delivery and performance of the Loan Agreement, as amended hereby, are within the power and authority of Borrower and have been duly authorized by appropriate proceedings, and the Loan Agreement as so amended constitutes a valid legally binding agreement of Borrower enforceable in accordance with its terms, and (d) the execution and delivery of this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations of Borrower under the Loan Agreement, as amended hereby, the Note, and the other Financing Documents, as each of the foregoing documents and instruments may be further amended or otherwise modified from time to time.

3.2 Except as hereby modified, the Financing Documents shall be and remain unaltered and in full force and effect. The parties hereby ratify the terms of the Financing Documents not amended hereby and confirm that such documents shall remain in full force and effect.

3.3 This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute the same document.

3.4 Borrower shall pay reasonable fees and disbursements of legal counsel employed by Lender in connection with the preparation of this Amendment.

3.5 This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

3.6 This Amendment shall be governed by, and construed in accordance with, the laws of the State of Connecticut and the applicable laws of the United States of America.

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EXHIBIT 10.70

IN WITNESS WHEREOF, the parties have caused this Amendment to Export Loan Agreement to be executed and effective as of the date first above written.
BORROWER:

FUELCELL ENERGY, INC.

By: _/s/ Michael Bishop____________________________
Name: Michael Bishop
Title: SVP & CFO

LENDER:

JPMORGAN CHASE BANK, N.A.

By: _/s/ Diane Bredehoft___________________________
Name: Diane Bredehoft
Title: Authorized Officer

ACKNOWLEDGED:

JPMORGAN CHASE BANK, N.A.
Global Trade Services

By:___/s/ Elise B. Grant______________________________
Name: Elise B. Grant
Title: Vice President

[Signature Page to Amendment to Export Loan Agreement]